SEQUOIA FUND, INC.
ANNUAL REPORT
December 31, 1998

To the Shareholders of Sequoia Fund, Inc.

Dear Shareholder:

Sequoia Fund's results for the fourth quarter and full year 1998 are shown below with comparable results for the leading market indexes:

                     Sequoia     Dow Jones     Standard &
                     Fund        Industrials   Poor's 500
                     -------     -----------   ----------

Fourth Quarter       20.3%          17.6%         21.3%
Year                 35.3%          18.1%         28.6%

1998, while volatile, proved to be another strong year for Sequoia Fund. Sequoia's performance exceeded both our own expectations at the beginning of the year and the growth in intrinsic value of the companies we own. Sequoia has had a remarkable and gratifying four-year run, with a compound annual return of 35% since 1994. Once again, we feel compelled to caution you that this rate of return is not sustainable. In fact, in 1999 to date Sequoia is down by 5% while the S&P 500 is up about 2% for the young year.

In our year-end 1997 letter, we said that the high rates of return on both the S&P 500 Index and the Sequoia Fund in 1997 were attributable to "strong economic growth, high levels of corporate profitability and lower interest rates, but the forces of psychological momentum provided by profoundly optimistic buyers were also important fuel." In 1998, while aggregate corporate profit growth slowed dramatically, declining interest rates again provided a boost to equity values, which were further turbo-charged as the ranks of enthusiastic stock buyers continued to grow.

While optimistic equity market valuations are visible in many sectors, nowhere has this speculative froth reached more absurd levels than in the case of the much discussed Internet-related stocks. As an editorialist in The Economist recently noted, "Whereas investors on Wall Street are merely exuberant, the casino capitalists who spend seven or eight hours a day at their PCs trading Internet shares appear to be stark, staring mad." Chairman Greenspan has suggested that the activity of Internet stock traders may best be compared to the purchase of lottery tickets. These investors are willing to overpay wildly against staggering odds in the hopes that they will hit the jackpot and find the next Microsoft or Intel. Incidentally, Microsoft and Intel are hardly fledgling start-ups. They began their corporate lives 24 and 31 years ago, respectively.

During 1998, we sold some Sequoia portfolio positions primarily on the basis of valuation, including our long-time holdings in Walt Disney and Johnson & Johnson. With these sales, we entered 1999 with just over 20% of the Fund's assets in cash. As always, we remain humbly agnostic on the likely future course of the market, but would rather hold cash than invest in equities with valuations we believe are over-enthusiastic relative to underlying fundamentals.

As of this writing, the Sequoia Fund is underperforming the S&P 500 in 1999 principally due to declines in the market values of Progressive Corporation and Freddie Mac from their December 1998 levels. In a market characterized by high volatility, Progressive stock provided investors with a particularly wild ride in 1998 and year to date 1999. The company has historically not provided quarterly earnings guidance to "the Street" and does not manage its business for smooth quarter to quarter earnings progression but rather for long-term growth, a practice we applaud. The resulting earnings "surprises", both on the up and the down sides, contribute to the volatility of Progressive's stock price. In addition, in the second and fourth quarters of 1998, the sharp slowing in Progressive's premium growth rates raised investor concerns that the intensifying competition in the auto insurance industry may depress Progressive's growth and margins. Competition is clearly intensifying in the industry after a long string of years of unexpectedly benign cost trends and resulting fat margins. We believe this is a predictable, if perhaps less pleasant, stage of the insurance cycle. While it wouldn't surprise us if Progressive's earnings growth is sluggish for the next couple of years relative to its own aggressive goals, we still have confidence in this unusual company's longer term prospects.

While Freddie Mac posted outstanding results in 1998, its market value has declined by about 10% in 1999. The recent backup in interest rates has raised concerns that mortgage originations will fall in 1999 from record 1998 levels. However, mortgage spreads remain very attractive and Freddie Mac's earnings are expected to show continued solid growth in 1999.

Savvy observers of our portfolio will note a decidedly Midwestern flavor to our current holdings. The term Midwestern values has always had a ring of soundness to us. We are thankful for the great returns we have achieved from our East Coast representatives Freddie Mac and Johnson & Johnson. We also made spectacular returns on formerly New York-based Capital Cities/ABC which went west to Hollywood to make more in the combination with

Walt Disney. However, Cincinnati (Fifth Third), Cleveland (Progressive), Milwaukee (Harley Davidson) and Omaha (Berkshire Hathaway) are producing very attractive Midwestern financial values and they comprise over one-half of your portfolio.

We continue to avoid investments in technology companies because the business is outside our circle of competence. However, we are mindful of the growing impact of technology on the businesses in which we do invest. As the Internet and other technological developments arm consumers with better, faster and cheaper information, customer loyalty is becoming more difficult to sustain. Those companies that aren't delivering demonstrable value to customers will be increasingly at risk of losing them. In the words of Warren Buffett, "It's only when the tide goes out that you learn who's been swimming naked." We can't predict when the tide will go out. However, the outstanding companies you own in Sequoia have built sustainable competitive advantages that give us confidence that when the tide does go out, Sequoia's portfolio companies will be decently clothed.

                                       Sincerely,



February 11, 1999

                       SEQUOIA FUND, INC.

        ILLUSTRATION OF AN ASSUMED INVESTMENT OF $ 10,000
       With Income Dividends Reinvested and Capital Gains
                Distributions Accepted in Shares

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 1998. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                    Value of     Value of     Value of    Total
                    Initial     Cumulative   Cumulative   Value
                    $10,000       Capital    Reinvested     of
PERIOD ENDED:      Investment  Distributions  Dividends   Shares
------------       ----------  ------------- ----------   ------

July 15, 1970      $ 10,000          $0            $0    $10,000
May 31, 1971         11,750           0           184     11,934
May 31, 1972         12,350         706           451     13,507
May 31, 1973          9,540       1,118           584     11,242
May 31, 1974          7,530       1,696           787     10,013
May 31, 1975          9,490       2,137         1,698     13,325
May 31, 1976         12,030       2,709         2,654     17,393
May 31, 1977         15,400       3,468         3,958     22,826
Dec. 31, 1977        18,420       4,617         5,020     28,057
Dec. 31, 1978        22,270       5,872         6,629     34,771
Dec. 31, 1979        24,300       6,481         8,180     38,961
Dec. 31, 1980        25,040       8,848        10,006     43,894
Dec. 31, 1981        27,170      13,140        13,019     53,329
Dec. 31, 1982        31,960      18,450        19,510     69,920
Dec. 31, 1983        37,110      24,919        26,986     89,015
Dec. 31, 1984        39,260      33,627        32,594    105,481
Dec. 31, 1985        44,010      49,611        41,354    134,975
Dec. 31, 1986        39,290      71,954        41,783    153,027
Dec. 31, 1987        38,430      76,911        49,020    164,361
Dec. 31, 1988        38,810      87,760        55,946    182,516
Dec. 31, 1989        46,860     112,979        73,614    233,453
Dec. 31, 1990        41,940     110,013        72,633    224,586
Dec. 31, 1991        53,310     160,835       100,281    314,426
Dec. 31, 1992        56,660     174,775       112,428    343,863
Dec. 31, 1993        54,840     213,397       112,682    380,919
Dec. 31, 1994        55,590     220,943       117,100    393,633
Dec. 31, 1995        78,130     311,266       167,129    556,525
Dec. 31, 1996        88,440     397,099       191,967    677,506
Dec. 31, 1997       125,630     570,917       273,653    970,200
Dec. 31, 1998       160,700     798,314       353,183  1,312,197

The total amount capital gains distributions accepted in shares was $274,724, the total amount of dividends reinvested was $84,492.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

                       SEQUOIA FUND, INC.
                    Statement of Investments
                        December 31, 1998

COMMON STOCKS (79.66%)

                                                                Value
Shares                                          Cost            (Note 1)
------                                          ----            --------

             BANK HOLDING COMPANIES (12.53%)
6,145,462    Fifth Third Bancorp             $   91,846,680  $  438,248,259
  333,800    Mercantile Bankshares
               Corporation                        3,439,242      12,851,300
1,181,800    National Commerce Bancorp            7,329,000      22,232,613
4,272,300    U. S. Bancorp                       53,895,274     151,666,650
                                             --------------  --------------
                                                156,510,196     624,998,822
                                             --------------  --------------

             CONSUMER PRODUCTS (.08%)
  335,500    Sturm, Ruger & Company, Inc.           359,850       4,005,031
                                             --------------  --------------
             DIVERSIFIED COMPANIES (29.19%)
   20,807    Berkshire Hathaway Inc.
                 Class A*                       164,569,540   1,456,490,000
                                             --------------  --------------
             INSURANCE (14.77%)
4,352,500    Progressive Corporation-Ohio+      148,581,862     737,204,688
                                             --------------  --------------
             MANUFACTURING - MOTORCYCLES (4.68%)
4,927,400    Harley Davidson, Inc.               66,047,062     233,435,575
                                             --------------  --------------
             PERSONAL CREDIT (1.45%)
1,820,300    Household International Inc.        22,866,842      72,129,387
                                             --------------  --------------

             SERVICES (16.83%)
13,029,100   Freddie Mac                         53,842,460     839,562,631
                                             --------------  --------------

             Miscellaneous Securities
               (0.13%)                            7,965,049       6,672,688
                                             --------------  --------------

             TOTAL COMMON STOCKS             $  620,742,861  $3,974,498,822
                                             --------------  --------------

                             SEQUOIA FUND, INC.
                          Statement of Investments
                              December 31, 1998
                                 (continued)
                                                                Value
Shares                                          Cost            (Note 1)
------                                          ----            --------

U.S. GOVERNMENT OBLIGATIONS(20.34%)
$ 44,500,000 U.S. Treasury Bills due
             2/4/99 through 2/18/99          $   44,290,916  $   44,290,916
 316,000,000 U.S. Treasury Notes,
             5 7/8% due 8/31/99                 316,499,740     318,567,500
 271,000,000 U.S. Treasury Notes,
             5 5/8% due 12/31/99                271,771,235     273,794,688
 259,000,000 U.S. Treasury Notes,
             5 5/8% due 4/30/2000               261,278,140     262,197,031
 115,000,000 U.S. Treasury Notes,
             5 3/8% due 7/31/2000               116,261,639     116,347,656
                                             --------------  --------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS           1,010,101,670   1,015,197,791
                                             --------------  --------------
  TOTAL INVESTMENTS (100%)++                 $1,630,844,531  $4,989,696,613
                                             ==============  ==============

++ The cost for federal income tax purposes is identical.
*  Non-income producing.
+  Refer to Note 6.

                             SEQUOIA FUND, INC.
                     Statement of Assets and Liabilities
                              December 31, 1998

ASSETS:

Investments in securities, at value
  (cost $1,630,844,531) (Note 1)                $4,989,696,613

Cash on deposit with custodian                       2,007,749

Receivable for capital stock sold                    2,723,706

Dividends and interest receivable                   13,040,768

Other assets                                            46,985
                                                --------------
     Total assets                                5,007,515,821
                                                ==============


LIABILITIES:

Payable for capital stock repurchased                1,373,560

Accrued expenses                                     4,250,825
                                                --------------
     Total liabilities                               5,624,385
                                                --------------

Net assets applicable to 31,125,890
shares of capital stock outstanding
(Note 4)                                        $5,001,891,436
                                                ==============

Net asset value, offering price and
redemption price per share                         $160.70
                                                   =======

                     See Notes to Financial Statements.

                             SEQUOIA FUND, INC.
                           Statement of Operations
                        Year Ended December 31, 1998


INVESTMENT INCOME:
   Income:
      Dividends:
         Unaffiliated companies                      $   21,089,059
         Affiliated companies (Note 6)                    1,667,490
      Interest                                           33,166,783
                                                     --------------

   Total income                                          55,923,332
                                                     --------------

   Expenses:
      Investment advisory fee (Note 2)                   44,036,642
      Legal and auditing fees                                92,994
      Stockholder servicing agent fees                      363,448
      Custodian fees                                         81,667
      Directors fees and expenses (Note 5)                  158,587
      Other                                                 174,262
                                                     --------------
   Total expenses                                        44,907,600
      Less expenses reimbursed by Investment
        Adviser (Note 2)                                    721,000
                                                     --------------
   Net expenses                                          44,186,600
                                                     --------------
   Net investment income                                 11,736,732
                                                     --------------

   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain on investments:
      Unaffiliated companies                            415,002,340
      Affiliated companies (Note 6)                      16,379,603
                                                     --------------
         Net realized gain on investments               431,381,943

   Net increase in unrealized appreciation on:
      Investments                                       859,089,190
      Net realized and unrealized gain on
        investments                                   1,290,471,133
                                                     --------------

Increase in net assets from operations               $1,302,207,865
                                                     ==============

                     See Notes to Financial Statements.

                             SEQUOIA FUND, INC.

                     Statements of Changes in Net Assets

                                               Year Ended December 31,
                                            -----------------------------
                                                 1998             1997
                                            ---------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income                 $   11,736,732   $    2,366,846
      Net realized gains                       431,381,943       26,323,106
      Net increase in unrealized
         appreciation                          859,089,190    1,081,383,714
                                            --------------   --------------
      Net increase in net assets from
         operations                          1,302,207,865    1,110,073,666

Distributions to shareholders from:
      Net investment income                    (10,988,302)      (2,474,076)
      Net realized gains                      (238,181,010)    ( 26,264,675)
   Capital share transactions (Note 4)         276,288,024       10,231,447
                                            --------------   --------------
         Total increase                      1,329,326,577    1,091,566,362

NET ASSETS:
   Beginning of year                         3,672,564,859    2,580,998,497
                                            --------------   --------------
   End of year                              $5,001,891,436   $3,672,564,859
                                            ==============   ==============

NET ASSETS CONSIST OF:
   Capital (par value and paid in surplus)  $1,483,849,808   $1,172,455,159
   Undistributed net investment income             748,430                0
   Undistributed net realized gains            158,441,116          346,808
   Unrealized appreciation                   3,358,852,082    2,499,762,892
                                            --------------   --------------
         Total Net Assets                   $5,001,891,436   $3,672,564,859
                                            ==============   ==============


                     See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

         Sequoia Fund Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. Valuation of investments: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. General: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED
PERSONS:

         The Fund retains Ruane, Cunniff & Co., Inc., as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment
Adviser) provides the Fund with investment advice, administrative services and facilities.

         Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 1998 and the Investment Adviser reimbursed the Fund $721,000.

         For the year ended December 31, 1998, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $44,036,642 and brokerage commissions of $362,856 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended
December 31, 1998.

NOTE 3--PORTFOLIO TRANSACTIONS:

         The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 1998 were $30,733,847 and $866,479,651,respectively. Included in proceeds of sales is $41,930,713 representing the value of securities disposed of in payment of redemptions in-kind resulting in realized gains of $35,106,625. As a result of the redemptions in-kind net realized gains differ for financial statement and tax purposes. These realized gains have been reclassified from undistributed realized gains to paid in surplus in the accompanying financial statements.

         At December 31, 1998 the aggregate gross unrealized appreciation and depreciation of securities were $3,360,144,444 and $1,292,362, respectively.

NOTE 4--CAPITAL STOCK:

         At December 31, 1998 there were 100,000,000 shares of
$.10 par value capital stock authorized. Transactions in capital stock were as follows:

                            1998                                    1997
                            ----                                    ----
                            Shares      Amount         Shares       Amount

Shares sold                2,164,908  $ 319,175,918   1,872,099  $ 199,979,993

Shares issued to
stockholders on
reinvestment of:
   Net investment income      54,399      7,959,038      21,191      2,331,456
   Net realized gain on
     investments           1,470,593    215,201,334     188,981     23,446,469
                          ----------  -------------  ----------  -------------
                           3,689,900    542,336,290   2,082,271    225,757,918

   Shares repurchased      1,796,644    266,048,266   2,034,693    215,526,471
                          ----------  -------------  ----------  -------------
Net Increase               1,893,256  $ 276,288,024      47,578  $  10,231,447
                          ==========  =============  ==========  =============


NOTE 5--DIRECTORS FEES AND EXPENSES:

         Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 1998 was $158,587.

NOTE 6--AFFILIATED COMPANIES:

         Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies."
The total value and cost of investments in affiliates at December 31, 1998 aggregated $737,204,688 and $148,581,862, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 1998 is provided below:

                              Purchases              Sales
                              ----------------------------
                                                       Realized    Dividend
Affiliate         Shares  Cost    Shares     Cost      Gain        Income
---------         ------  ----    ------     ----      --------    --------

Progressive Corp -
  Ohio              --     --      47,500 $ 1,510,500 $ 5,165,813 $1,095,192
Wallace Computer
 Services, Inc.     --     --   3,191,600  98,833,184  11,213,790    572,298
                                                      ----------- ----------
                                                      $16,379,603 $1,667,490
                                                      =========== ==========

NOTE 7--SELECTED FINANCIAL INFORMATION:

                                    Year Ended December 31,
                                    -----------------------
                           1998        1997      1996      1995       1994
                           ----        ----      ----      ----       ----

Per Share Operating Performance
(for a share outstanding
throughout the year)

Net asset value, beginning
of year                    $125.63    $ 88.44    $ 78.13   $ 55.59     $54.84
                           -------    -------    -------   -------    -------

Income from investment
operations:
  Net investment income       0.39       0.38       0.38      0.31       0.42

  Net realized and unrealized
  gains on investments       43.07      38.10      16.41     22.62       1.41
                           -------    -------    -------   -------    -------

     Total from investment
     operations              43.46      38.18      16.79     22.93       1.83
                           -------    -------    -------   -------    -------

Less distributions:
  Dividends from net investment
  income                     (0.37)     (0.08)     (0.38)    (0.31)     (0.42)

  Distributions from net
  realized gains             (8.02)     (0.91)     (6.10)    (0.08)     (0.66)
                           -------    -------    -------   -------    -------
Total distributions          (8.39)     (0.99)     (6.48)    (0.39)     (1.08)
                           -------    -------    -------   -------    -------
Net asset value, end of
  year                     $160.70    $125.63   $ 88.44   $ 78.13     $ 55.59
                           =======    =======    =======   =======    =======

Total Return                 35.3%      43.2%      21.7%      41.4%      3.3%

Ratios/Supplemental data
Net assets, end of year
  (in millions)          $5,001.9   $3,672.6   $2,581.0   $2,185.5  $1,548.3

Ratio to average net assets:
  Expenses                    1.0%       1.0%       1.0%       1.0%      1.0%
  Net investment income       0.3%      0.1%        0.4%       0.5%      0.8%
Portfolio turnover rate        21%         8%        23%        15%       32%

                  INDEPENDENT AUDITOR'S REPORT


The Board of Directors and Shareholders
Sequoia Fund, Inc.

         We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Sequoia Fund, Inc. as of December 31, 1998, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and the selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the selected financial information based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and the selected financial information referred to above present fairly, in all material respects, the financial position of the Sequoia Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



New York, New York
January 15, 1999

SEQUOIA
FUND, INC.

767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

DIRECTORS
    William J. Ruane
    Richard T. Cunniff
    Robert D. Goldfarb
    Carol L. Cunniff
    John M. Harding
    Francis P. Matthews
    C. William Neuhauser
    Robert L. Swiggett
    Roger Lowenstein

OFFICERS
    William J. Ruane     - Chairman of the Board
    Richard T. Cunniff   - Vice Chairman
    Robert D. Goldfarb   - President
    Carol L. Cunniff     - Executive Vice President
    Joseph Quinones, Jr. - Vice President, Secretary &
                             Treasurer

INVESTMENT ADVISER & DISTRIBUTOR
    Ruane, Cunniff & Co., Inc.
    767 Fifth Avenue, Suite 4701
    New York, New York  10153-4798

CUSTODIAN
    The Bank of New York
    90 Washington Street
    New York, New York  10286

REGISTRAR AND SHAREHOLDER
SERVICING AGENT
    DST Systems, Inc.
    P.O. Box 419477
    Kansas City, Missouri  64141

LEGAL COUNSEL
    Seward & Kissel
    One Battery Park Plaza
    New York, New York  10004

This report has been prepared for the information of shareholders of Sequoia Fund, Inc.





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